File 333-14268
Rule 424 b3


EXHIBIT A


Effective October
23, 2014 the
Companys name
changed to
CITIC Limited

AMERICAN
DEPOSITARY SHARES
Each American
Depositary Share
represents five
deposited
Shares


THE BANK OF NEW
YORK
AMERICAN
DEPOSITARY RECEIPT
FOR ORDINARY SHARES
OF
THE PAR VALUE OF
0.40
HKD PER SHARE
CITIC PACIFIC
LIMITED
INCORPORATED UNDER
THE LAWS OF HONG
KONG
The Bank of New
York, as
depositary
hereinafter called
the Depositary,
hereby
certifies that
or
registered assigns
IS THE
OWNER OF	AMERICAN
DEPOSITARY SHARES

representing
deposited
ordinary shares
herein called
Shares of CITIC
Pacific
Limited,
incorporated under
the laws of Hong
Kong
herein called the
Company.
At the date hereof,
each
American Depositary
Share
represents five
Shares
deposited or subject
to
deposit under the
Deposit
Agreement as such
term is
hereinafter defined
at the
Hong Kong office of
The
Hong Kong and
Shanghai
Banking Corporation
Limited herein
called the
Custodian. The
Depositarys
Corporate Trust
Office is
located at a
different address
than its principal
executive
office. Its
Corporate Trust
Office is located at
101
Barclay Street, New
York,
N.Y. 10286, and its
principal executive
office is
located at One Wall
Street,
New York, N.Y.
10286.
THE DEPOSITARYS
CORPORATE TRUST
OFFICE ADDRESS IS
101 BARCLAY STREET,
NEW YORK, N.Y. 10286



1.	THE DEPOSIT
AGREEMENT
This American
Depositary
Receipt is one of an
issue
herein called
Receipts, all
issued and to be
issued upon
the terms and
conditions set
forth in the deposit
agreement, dated as
of
_______________,
2002
herein called the
Deposit
Agreement, by and
among
the Company, the
Depositary, and all
Owners
and Beneficial
Owners from
time to time of
Receipts
issued thereunder,
each of
whom by accepting a
Receipt agrees to
become a
party thereto and
become
bound by all the
terms and
conditions thereof
The
Deposit Agreement
sets
forth the rights of
Owners
and Beneficial
Owners of
the Receipts and the
rights
and duties of the
Depositary
in respect of the
Shares
deposited thereunder
and
any and all other
securities,
property and cash
from time
to time received in
respect
of such Shares and
held
thereunder such
Shares,
securities,
property and
cash are herein
called
Deposited
Securities.
Copies of the
Deposit
Agreement are on
file at the
Depositarys
Corporate Trust
Office in New York
City
and at the office of
the
Custodian
The statements made
on the
face and reverse of
this
Receipt are
summaries of
certain provisions
of the
Deposit Agreement
and are
qualified by and
subject to
the detailed
provisions of the
Deposit Agreement,
to
which reference is
hereby
made. Capitalized
terms
defined in the
Deposit
Agreement and not
defined
herein shall have
the
meanings set forth
in the
Deposit Agreement.
2.	SURRENDER
OF RECEIPTS AND
WITHDRAWAL OF
SHARES
Upon surrender at
the
Corporate Trust
Office of
the Depositary of
this
Receipt, and upon
payment
of the fee of the
Depositary
provided in this
Receipt, and
subject to the terms
and
conditions of the
Deposit
Agreement, the Owner
hereof is entitled
to delivery,
to him or upon his
order, of
the Deposited
Securities at
the time represented
by the
American Depositary
Shares
for which this
Receipt is
issued. Delivery -of
such
Deposited Securities
may be
made by the delivery
of a
certificates in the
name of
the Owner hereof or
as
ordered by him or
certificates
properly
endorsed or
accompanied by
proper
of
transfer and b any
other
securities, property
and cash
to which such Owner
is then
entitled in respect
of this
Receipt. Such
delivery will
be made at the
option of the
Owner hereof, either
at the
office of the
Custodian or at
the Corporate Trust
Office
of the Depositary,
provided
that the forwarding
of
certificates for
Shares or
other Deposited
Securities
for such delivery at
the
Corporate Trust
Office of
the Depositary shall
be at
the risk and expense
of the
Owner hereof.
3.	TRANSFERS,
SPLIT-UPS, AND
COMBINATIONS OF
RECEIPTS
The transfer of this
Receipt
is registrable on
the books of
the Depositary at
its
Corporate Trust
Office by
the Owner hereof in
person
or by a duly
authorized
attorney, upon
surrender of
this Receipt
properly
endorsed for
transfer or
accompanied by
proper
 of
transfer and
funds sufficient to
pay any
applicable transfer
taxes and
the expenses of the
Depositary and upon
compliance with such
regulations, if any,
as the
Depositary may
establish for
such purpose. This
Receipt
may be split into
other such
Receipts, or may be
combined with other
such
Receipts into one
Receipt,
evidencing the same
aggregate number of
American Depositary
Shares
as the Receipt or
Receipts
surrendered. As a
condition
precedent to the
execution
and delivery,
registration of
transfer, split-up,
combination, or
surrender of
any Receipt or
withdrawal
of any Deposited
Securities,
the Depositary, the
Custodian, or
Registrar may
require payment from
the
depositor of the
Shares or
the presentor of the
Receipt
of a sum sufficient
to
reimburse it for any
tax or
other governmental
charge
and any stock
transfer or
registration fee
with respect
thereto including
any such
tax or charge and
fee with
respect to Shares
being
deposited or
withdrawn and
payment of any
applicable
fees as provided in
this
Receipt, may require
the
production of proof
satisfactory to it
as to the
identity and
genuineness of
any signature and
may also
require compliance
with any
regulations the
Depositary
may establish
consistent
with the provisions
of the
Deposit Agreement or
this
Receipt, including,
without
limitation, this
Article 3.
The delivery of
Receipts
against deposit of
Shares
generally or against
deposit
of particular Shares
may be
suspended, or the
transfer of
Receipts in
particular
instances may be
refused, or
the registration of
transfer of
outstanding Receipts
generally may be
suspended,
during any period
when the
transfer books of
the
Depositary are
closed, or if
any such action is
deemed
necessary or
advisable by
the Depositary or
the
Company at any time
or
from time to time
because of
any requirement of
law or of
any government or
governmental body or
commission, or under
any
provision of the
Deposit
Agreement or this
Receipt,
or for any other
reason,
subject to the
provisions of
the following
sentence.
Notwithstanding
anything to
the contrary in the
Deposit
Agreement or this
Receipt,
the surrender of
outstanding
Receipts and
withdrawal of
Deposited Securities
may
not be suspended
subject
only to i temporary
delays
caused by closing
the
transfer books of
the
Depositary or the
Company
or the deposit of
Shares in
connection with
voting at a
shareholders
meeting, or the
payment of
dividends, ii the
payment of fees,
taxes and
similar charges, and
iii
compliance with any
U.S. or
foreign laws or
governmental
regulations
relating to the
Receipts or to
the withdrawal of
the
Deposited
Securities.
Without limitation
of the
foregoing, the
Depositary
shall not knowingly
accept
for deposit under
the
Deposit Agreement
any
Shares required to
be
registered under the
provisions of the
Securities
Act of 1933, unless
a
registration
statement is in
effect as to such
Shares.
4.	LIABILITY OF
OWNER OR BENEFICIAL
OWNER FOR TAXES
If any tax or other
governmental charge
shall
become payable with
respect
to any Receipt or
any
Deposited Securities
represented hereby,
such tax
or other
governmental
charge shall be
payable by
the Owner or
Beneficial
Owner hereof to the
Depositary. The
Depositary
may refuse to effect
any
transfer of this
Receipt or
any withdrawal of
Deposited
Securities
represented by
American Depositary
Shares
evidenced by such
Receipt
until such payment
is made,
and may withhold any
dividends or other
distributions, or
may sell for
the account of the
Owner or
Beneficial Owner
hereof any
part or all of the
Deposited
Securities
represented by the
American Depositary
Shares
evidenced by this
Receipt,
and may apply such
dividends or other
distributions or the
proceeds
of any such sale in
payment
of such tax or other
governmental charge
and the
Owner or Beneficial
Owner
hereof shall remain
liable for
any deficiency.
5.	WARRANTIES
ON DEPOSIT OF SHARES
Every person
depositing
Shares under the
Deposit
Agreement shall be
deemed
thereby to represent
and
warrant that such
Shares and
each certificate
therefor are
validly issued,
fully paid,
non-assessable, and
free of
any preemptive
rights of the
holders of
outstanding
Shares and that the
person
making such deposit
is duly
authorized so to do.
Every
such person shall
also be
deemed to represent
that
such Shares and the
Receipts
evidencing American
Depositary Shares
representing such
Shares
would not be
Restricted
Securities. Such
representations and
warranties shall
survive the
deposit of Shares
and
issuance of
Receipts.
6.	FILING
PROOFS,
CERTIFICATES,
AND OTHER
INFORMATION
Any person
presenting
Shares for deposit
or any
Owner or Beneficial
Owner
of a Receipt may be
required
from time to time to
file
with the Depositary
or the
Custodian such proof
of
citizenship or
residence,
exchange control
approval,
or such information
relating
to the registration
on the
books of the Company
or
the Non-U.S.
Registrar, if
applicable, to
execute such
certificates and to
make such
representations and
warranties, as the
Depositary
may deem necessary
or
proper. The
Depositary may
withhold the
delivery or
registration of
transfer of
any Receipt or the
distribution of any
dividend
or sale or
distribution of
rights or of the
proceeds
thereof or the
delivery of
any Deposited
Securities
until such proof or
other
information is filed
or such
certificates are
executed or
such representations
and
warranties made. No
Share
shall be accepted
for deposit
unless accompanied
by
evidence
satisfactory to the
Depositary that any
necessary approval
has been
granted by any
governmental body in
Hong
Kong which is then
performing the
function of
the regulation of
currency
exchange.
7.	CHARGES OF
DEPOSITARY
The Company agrees
to pay
the fees, reasonable
expenses and out-of-
pocket
charges of the
Depositary
and those of any
Registrar
only in accordance
with
agreements in
writing
entered into between
the
Depositary and the
Company from time to
time.
The Depositary shall
present
its statement for
such
charges and expenses
to the
Company once every
three
months. The charges
and
expenses of the
Custodian
are for the sole
account of
the Depositary.
The following
charges shall
be incurred by any
party
depositing or
withdrawing
Shares or by any
party
surrendering
Receipts or to
whom Receipts are
issued
including, without
limitation, issuance
pursuant
to a stock dividend
or stock
split declared by
the
Company or an
exchange of
stock regarding the
Receipts
or Deposited
Securities or a
distribution of
Receipts
pursuant to Section
4.3 of
the Deposit
Agreement, or
by Owners, as
applicable 1
taxes and other
governmental
charges, 2
such registration
fees as may
from time to time be
in
effect for the
registration of
transfers of Shares
generally
on the Share
register of the
Company or Non-U.S.
Registrar and
applicable to
transfers of Shares
to or
from the name of the
Depositary or its
nominee or
the Custodian or its
nominee
on the making of
deposits or
withdrawals under
the terms
of the Deposit
Agreement, 3
such cable, telex
and
facsimile
transmission
expenses as are
expressly
provided in the
Deposit
Agreement, 4 such
expenses
as are incurred by
the
Depositary in the
conversion
of foreign currency
pursuant
to Section 4.5 of
the Deposit
Agreement, 5 a fee
of 5.00
or less per 100
American
Depositary Shares or
portion
thereof for the
execution and
delivery of Receipts
pursuant to Section
2.3, 4.3
or 4.4 of the
Deposit
Agreement and the
surrender of
Receipts
pursuant to Section
2.5 or
6.2 of the Deposit
Agreement, 6 a fee
of .02 or
less per American
Depositary Share or
portion
thereof for any cash
distribution made
pursuant
to Sections 4.1
through 4.4
of the Deposit
Agreement, 7
a fee for the
distribution of
securities pursuant
to
Section 4.2 of the
Deposit
Agreement, such fee
being
in an amount equal
to the fee
for the execution
and
delivery of American
Depositary Shares
referred
to above which would
have
been charged as a
result of
the deposit of such
securities
for purposes of this
clause 7
treating all such
securities as
if they were Shares,
but
which securities are
instead
distributed by the
Depositary to
Owners, 8 a
fee of .02 or less
per
American Depositary
Share
or portion
thereoffor
depositary services,
which
will accrue on the
last day of
each calendar year
and
which will be
payable as
provided in clause 9
below
provided, however,
that no
fee will be assessed
under
this clause 8 if a
fee was
charged pursuant to
clause 6
above during that
calendar
year and 9 any other
charge
payable by the
Depositary,
any of the
Depositarys
agents, including
the
Custodian, or the
agents of
the Depositarys
agents in
connection with. the
servicing of Shares
or other
Deposited Securities
which
charge shall be
assessed
against Owners as of
the
date or dates set by
the
Depositary in
accordance
with Section 4.6 of
the
Deposit Agreement
and
shall be payable at
the sole
discretion of the
Depositary
by billing such
Owners for
such charge or by
deducting
such charge from one
or
more cash dividends
or other
cash distributions.
The Depositary,
subject to
Article 8 hereof,
may own
and deal in any
class of
securities of the
Company
and its affiliates
and in
Receipts.
8.	PRE-RELEASE
OF RECEIPTS
The Depositary may
issue
Receipts against
delivery by
the Company or any
agent
of the Company
recording
Share ownership of
rights to
receive Shares from
the
Company or any such
agent
of the Company. No
such
issue of Receipts
will be
deemed a Pre-Release
that is
subject to the
restrictions of
the following
paragraph.
Unless requested in
writing
by the Company to
cease
doing so, the
Depositary
may, notwithstanding
Section 2.3 of the
Deposit
Agreement, execute
and
deliver Receipts
prior to the
receipt of Shares
pursuant to
Section 2.2 of the
Deposit
Agreement Pre-
Release. The
Depositary may,
pursuant to
Section 2.5 of the
Deposit
Agreement, deliver
Shares
upon the receipt and
cancellation of
Receipts
which have been Pre-
Released, whether or
not
such cancellation is
prior to
the termination of
such Pre-
Release or the
Depositary
knows that such
Receipt has
been Pre-Released.
The
Depositary may.
receive
Receipts in lieu of
Shares in
satisfaction of a
Pre-Release.
Each Pre-Release
will be a
preceded or
accompanied by
a written
representation and
agreement from the
person
to whom Receipts are
to be
delivered the Pre-
Releasee
that the Pre-
Releasee, or its
customer, i owns the
Shares
or Receipts to be
remitted,
as the case may be,
ii
assigns all
beneficial right,
title and interest
in such
Shares or Receipts,
as the
case may be, to the
Depositary in its
capacity as
such and for the
benefit of
the Owners, and iii
will not
take any action with
respect
to such Share or
Receipts, as
the case may be,
that is
inconsistent with
the transfer
of beneficial
ownership
including, without
the
consent of the
Depositary,
disposing of such
Shares or
Receipts, as the
case may
be, other than in
satisfaction
of such Pre-Release,
b at all
time fully
collateralized with
cash, U.S.
government
securities or such
other
collateral as the
Depositary
determines, in good
faith,
will provide
substantially
similar liquidity
and
security, c
terminable by the
Depositary on not
more than
five 5 business days
notice,
and d subject to
such further
indemnities and
credit
regulations as the
Depositary deems
appropriate. The
number of
Shares not deposited
but
represented by
American
Depositary Shares
outstanding at any
time as a
result of Pre-
Releases will
not normally exceed
thirty
percent 30 of the
Shares
deposited under the
Deposit
Agreement provided,
however, that the
Depositary
reserves the right
to
disregard such limit
from
time to time as it
deems
reasonably
appropriate, and
may, with the prior
written
consent of the
Company,
change such limit
for
purposes of general
application. The
Depositary
will also set dollar
limits
with respect to Pre-
Release
transactions to be
entered
into hereunder with
any
particular Pre-
Releasee on a
case-by-case basis
as the
Depositary deems
appropriate. For
purposes of
enabling the
Depositary to
fulfill its
obligations to the
Owners under the
Deposit
Agreement, the
collateral
referred to in
clause b above
shall be held by the
Depositary as
security for
the performance of
the Pre-
Releasees
obligations to the
Depositary in
connection
with a Pre-Release
transaction,
including the
Pre-Releasees
obligation to
deliver Shares or
Receipts
upon termination of
a Pre-
Release transaction
and shall
not, for the
avoidance of
doubt, constitute
Deposited
Securities
hereunder.
The Depositary may
retain
for its own account
any
compensation
received by it
in connection with
the
foregoing.
9.	TITLE TO
RECEIPTS
It is a condition of
this
Receipt and every
successive Owner and
Beneficial Owner of
this
Receipt by accepting
or
holding the same
consents
and agrees, that
title to this
Receipt when
properly
endorsed or
accompanied by
proper
of
transfer, is
transferable by
delivery with the
same effect
as in the case of a
negotiable
instrument under the
laws of
New York provided,
however, that the
Depositary,
notwithstanding
any notice to the
contrary,
may treat the person
in
whose name this
Receipt is
registered on the
books of
the Depositary as
the
absolute owner
hereof for
the purpose of
determining
the person entitled
to
distribution of
dividends or
other distributions
or to any
notice provided for
in the
Deposit Agreement or
for all
other purposes.
10.	VALIDITY OF
RECEIPT
This Receipt shall
not be
entitled to any
benefits
under the Deposit
Agreement or be
valid or
obligatory for any
purpose,
unless this Receipt
shall
have been executed
by the
Depositary by the
manual
signature of a duly
authorized signatory
of the
Depositary provided,
however that such
signature
may be a facsimile
if a
Registrar for the
Receipts
shall have been
appointed
and such
Receipts are
countersigned
by the manual of a
duly
authorized officer
of the
Registrar.
11.	REPORTS
INSPECTION OF
TRANSFER BOOKS
The Company
currently
furnishes the
Securities and
Exchange Commission
hereinafter called
the
Commission with
certain
public reports and
documents required
by
foreign law or
otherwise
under Rule 12g3-2b
under
the Securities
Exchange Act
of 1934. Such
reports and
communications will
be
available for
inspection and
copying by Owners
and
Beneficial Owners at
the
public reference
facilities
maintained by the
Commission located
at 450
Fifth Street, NM.,
Washington, D.C.
20549. .
The Depositary will
make
available for
inspection by
Owners of Receipts
at its
Corporate Trust
Office any
reports and
communications,
including any proxy
soliciting material,
received
from the Company
which
are both a received
by the
Depositary as the
holder of
the Deposited
Securities and
b made generally
available
to the holders of
such
Deposited Securities
by the
Company. The
Depositary
will also send to
Owners of
Receipts copies of
such
reports when
furnished by
the Company pursuant
to the
Deposit Agreement.
Any
such reports and
communications,
including
any such proxy
soliciting
material, furnished
to the
Depositary by the
Company
shall be furnished
in English
to the extent such
materials
are required to be
translated
into English
pursuant to any
regulations of the
Commission.
The Depositary will
keep
books, at its
Corporate Trust
Office, for the
registration of
Receipts and
transfers of
Receipts which at
all
reasonable times
shall be
open for inspection
by the
Owners of Receipts
provided that such
inspection shall not
be for
the purpose of
communicating with
Owners
of Receipts in the
interest of
a business or object
other
than the business of
the
Company or a matter
related
to the Deposit
Agreement or
the Receipts.
12.	DIVIDENDS
AND DISTRIBUTIONS
Whenever the
Depositary
receives any cash
dividend
or other cash
distribution on
any Deposited
Securities,
the Depositary will,
if at the
time of receipt
thereof any
amounts received in
a
foreign currency can
in the
judgment of the
Depositary
be converted on a
reasonable
basis into United
States
dollars transferable
to the
United States, and
subject to
the Deposit
Agreement,
convert such
dividend or
distribution into
dollars and
will distribute the
amount
thus received net of
the fees
and expenses of the
Depositary as
provided in
Article 7 hereof and
Section
5.9 of the Deposit
Agreement to the
Owners of
Receipts entitled
thereto
provided, however,
that in
the event that the
Company
or the Depositary is
required
to withhold and does
withhold from any
cash
dividend or other
cash
distribution in
respect of any
Deposited Securities
an
amount on account of
taxes,
the amount
distributed to the
Owners of the
Receipts
evidencing American
Depositary Shares
representing such
Deposited
Securities shall be
reduced
accordingly.
Subject to the
provisions of
Section 4.11 and 5.9
of the
Deposit Agreement,
whenever the
Depositary
receives any
distribution
other than a
distribution
described in Section
4.1, 4.3
or 4.4 of the
Deposit
Agreement, the
Depositary
will cause the
securities or
property received by
it to be
distributed to the
Owners
entitled thereto, in
any
manner that the
Depositary
may deem equitable
and
practicable for
accomplishing such
distribution
provided,
however, that if in
the
opinion of the
Depositary
such distribution
cannot be
made proportionately
among
the Owners of
Receipts
entitled thereto, or
if for any
other reason the
Depositary
deems such
distribution not
to be feasible, the
Depositary may adopt
such
method as it may
deem
equitable and
practicable for
the purpose of
effecting such
distribution,
including, but
not limited to, the
public or
private sale of the
securities
or property thus
received, or
any part thereof,
and the net
proceeds of any such
sale
net of the fees and
expenses
of the Depositary as
provided in Article
7 hereof
and Section 5.9 of
the
Deposit Agreement
will be
distributed by the
Depositary to the
Owners of
Receipts entitled
thereto all
in the manner and
subject to
the conditions
described in
Section 4.1 of the
Deposit
Agreement.
If any distribution
consists
of a dividend in, or
free
distribution of,
Shares, the
Depositary may
distribute to
the Owners of
outstanding
Receipts entitled
thereto,
additional Receipts
evidencing an
aggregate
number of American
Depositary Shares
representing the
amount of
Shares received as
such
dividend or free
distribution
subject to the terms
and
conditions of the
Deposit
Agreement with
respect to
the deposit of
Shares and the
issuance of American
Depositary Shares
evidenced
by Receipts,
including the
withholding of any
tax or
other governmental
charge
as provided in
Section 4.11
of the Deposit
Agreement
and the payment of
the fees
and expenses of the
Depositary as
provided in
Article 7 hereof and
Section
5.9 of the Deposit
Agreement. In lieu
of
delivering Receipts
for
fractional American
Depositary Shares in
any
such case, the
Depositary
will sell the amount
of
Shares represented
by the
aggregate of such
fractions
and distribute the
net
proceeds, all in the
manner
and subject to the
conditions
described in Section
4.1 of
the Deposit
Agreement. If
additional Receipts
are not
so distributed, each
American Depositary
Share
shall thenceforth
also
represent the
additional
Shares distributed
upon the
Deposited Securities
represented thereby.
In the event that
the
Depositary
determines that
any distribution in
property
including Shares and
rights
to subscribe
therefor is
subject to any tax
or other
governmental charge
which
the Depositary is
obligated
to withhold, the
Depositary
may by public or
private
sale dispose of all
or a
portion of such
property
including Shares and
rights
to subscribe
therefor in such
amounts and in such
manner
as the Depositary
deems
necessary and
practicable to
pay any such taxes
or
charges, and the
Depositary
shall distribute the
net
proceeds of any such
sale
after deduction of
such taxes
or charges to the
Owners of
Receipts entitled
thereto.
13.	RIGHTS
In the event that
the
Company shall offer
or
cause to be offered
to the
holders of any
Deposited
Securities any
rights to
subscribe for
additional
Shares or any rights
of any
other nature, the
Depositary
shall have
discretion as to
the procedure to be
followed
in making such
rights
available to any
Owners or
in disposing of such
rights
on behalf of any
Owners and
making the net
proceeds
available to such
Owners or,
if by the terms of
such rights
offering or for any
other
reason, the
Depositary may
not either make such
rights
available to any
Owners or
dispose of such
rights and
make the net
proceeds
available to such
Owners,
then the Depositary
shall
allow the rights to
lapse. If
at the time of the
offering of
any rights the
Depositary
determines in its
discretion
that it is lawful
and feasible
to make such rights
available to all or
certain
Owners but not to
other
Owners, the
Depositary may
distribute to any
Owner to
whom it determines
the
distribution to be
lawful and
feasible, in
proportion to the
number of American
Depositary Shares
held by
such Owner, warrants
or
other
therefor in
such form as it
deems
appropriate.
In circumstances in
which
rights would
otherwise not
be distributed, if
an Owner
of Receipts requests
the
distribution of
warrants or
other  in
order to
exercise the rights
allocable
to the American
Depositary
Shares of such Owner
under
the Deposit
Agreement, the
Depositary will make
such
rights available to
such
Owner upon written
notice
from the Company to
the
Depositary that a
the
Company has elected
in its
sole discretion to
permit
such rights to be
exercised
and b such Owner has
executed such
documents as
the Company has
determined in its
sole
discretion are
reasonably
required under
applicable
law.
If the Depositary
has
distributed warrants
or other
 for
rights to all
or certain Owners,
then
upon instruction
from such
an Owner pursuant to
such
warrants or other
 to the
Depositary from such
Owner to exercise
such
rights, upon payment
by
such Owner to the
Depositary for the
account
of such Owner of an
amount
equal to the
purchase price
of the Shares to be
received
upon the exercise of
the
rights, and upon
payment of
the fees and
expenses of the
Depositary and any
other
charges as set forth
in such
warrants or other
, the
Depositary shall, on
behalf
of such Owner,
exercise the
rights and purchase
the
Shares, and the
Company
shall cause the
Shares so
purchased to be
delivered to
the Depositary on
behalf of
such Owner. As agent
for
such Owner, the
Depositary
will cause the
Shares so
purchased to be
deposited
pursuant to Section
2.2 of
the Deposit
Agreement, and
shall, pursuant to
Section 2.3
of the Deposit
Agreement,
execute and deliver
Receipts
to such Owner. In
the case
of a distribution
pursuant to
the second paragraph
of this
Article 13, such
Receipts
shall be legended in
accordance with
applicable
U.S. laws, and shall
be
subject to the
appropriate
restrictions on
sale, deposit,
cancellation, and
transfer
under such laws.
If the Depositary
determines
in its discretion
that it is not
lawful and feasible
to make
such rights
available to all or
certain Owners, it
may sell
the rights, warrants
or other
 in
proportion to
the number of
American
Depositary Shares
held by
the Owners to whom
it has
determined it may
not
lawfully or feasibly
make
such rights
available, and
allocate the net
proceeds of
such sales net of
the fees and
expenses of the
Depositary
as provided in
Section 5.9 of
the Deposit
Agreement and
all taxes and
governmental
charges payable in
connection with such
rights
and subject to the
terms and
conditions of the
Deposit
Agreement for the
account
of such Owners
otherwise
entitled to such
rights,
warrants or other
, upon an
averaged or other
practical
basis without regard
to any
distinctions among
such
Owners because of
exchange
restrictions or the
date of delivery of
any
Receipt or
otherwise.
The Depositary will
not
offer rights to
Owners unless
both the rights and
the
securities to which
such
rights relate are
either
exempt from
registration
under the Securities
Act of
1933 with respect to
a
distribution to all
Owners or
are registered under
the
provisions of such
Act
provided, that
nothing in the
Deposit Agreement
shall
create, any
obligation on the
part of the Company
to file a
registration
statement with
respect to such
rights or
underlying
securities or to
endeavor to have
such a
registration
statement
declared effective.
If an
Owner of Receipts
requests
the distribution of
warrants
or other
,
notwithstanding that
there
has been no such
registration
under such Act, the
Depositary shall not
effect
such distribution
unless it
has received an
opinion
from recognized
counsel in
the United States
for the
Company upon which
the
Depositary may rely
that
such distribution to
such
Owner is exempt from
such
registration.
The Depositary shall
not be
responsible for any
failure to
determine that it
may be
lawful or feasible
to make
such rights
available to
Owners in general or
any
Owner in particular.
14.	CONVERSION
OF FOREIGN CURRENCY
Whenever the
Depositary or
the Custodian shall
receive
foreign currency, by
way of
dividends or other
distributions or the
net
proceeds from the
sale of
securities, property
or rights,
and if at the time
of the
receipt thereof the
foreign
currency so received
can in
the judgment of the
Depositary be
converted on
a reasonable basis
into
Dollars and the
resulting
Dollars transferred
to the
United States, the
Depositary shall
convert or
cause to be
converted, by
sale or in any other
manner
that it may
determine, such
foreign currency
into
Dollars, and such
Dollars
shall be distributed
to the
Owners entitled
thereto or, if
the Depositary shall
have
distributed any
warrants or
other
which
entitle the holders
thereof to
such Dollars, then
to the
holders of such
warrants
andor
upon
surrender thereof
for
cancellation. Such
distribution may be
made
upon an averaged or
other
practicable basis
without
regard to any
distinctions
among Owners on
account
of exchange
restrictions, the
date of delivery of
any
Receipt or otherwise
and
shall be. net of any
expenses
of conversion into
Dollars
incurred by the
Depositary
as provided in
Section 5.9 of
the Deposit
Agreement.
If such conversion
or
distribution can be
effected
only with the
approval or
license of any
government
or agency thereof,
the
Depositary shall
file such
application for
approval or
license, if any, as
it may
deem desirable.  If
at any
time the Depositary
shall
determine that in
its
judgment any foreign
currency received by
the
Depositary or the
Custodian
is not convertible
on a
reasonable basis
into Dollars
transferable to the
United
States, or if any
approval or
license of any
government
or agency thereof
which is
required for such
conversion
is denied or in the
opinion of
the Depositary is
not
obtainable, or if
any such
approval or license
is not
obtained within a
reasonable
period as determined
by the
Depositary, the
Depositary
may distribute the
foreign
currency or an
appropriate
document evidencing
the
right to receive
such foreign
currency received by
the
Depositary to, or in
its
discretion may hold
such
foreign currency
uninvested
and without
liability for
interest thereon for
the
respective accounts
of, the
Owners entitled to
receive
the same.
If any such
conversion of
foreign currency, in
whole
or in part, cannot
be effected
for distribution to
some of
the Owners entitled
thereto,
the Depositary may
in its
discretion make such
conversion and
distribution
in Dollars to the
extent
permissible to the
Owners
entitled thereto and
may
distribute the
balance of the
foreign currency
received by
the Depositary to,
or hold
such balance
uninvested and
without liability
for interest
thereon for the
respective
accounts of, the
Owners
entitled thereto.
15.	RECORD
DATES
Whenever any cash
dividend
or other cash
distribution
shall become payable
or any
distribution other
than cash
shall be made, or
whenever
rights shall be
issued with
respect to the
Deposited
Securities, or
whenever the
Depositary shall
receive
notice of any
meeting of
holders of Shares or
other
Deposited
Securities, or
whenever for any
reason the
Depositary causes a
change
in the number of
Shares that
are represented by
each
American Depositary
Share,
or whenever the
Depositary
shall find it
necessary or
convenient, the
Depositary
shall fix a record
date a for
the determination of
the
Owners of Receipts
who
shall be i entitled
to receive
such dividend,
distribution
or rights or the net
proceeds
of the sale thereof,
ii entitled
to give instructions
for the
exercise of voting
rights at
any such meeting, or
iii who
shall be responsible
for any
fee assessed by the
Depositary pursuant
to the
Deposit Agreement,
or b on
or after which each
American Depositary
Share
will represent the
changed
number of Shares,
subject to
the provisions of
the Deposit
Agreement.
16.	VOTING OF
DEPOSITED SECURITIES
Upon receipt of
notice of
any meeting of
holders of
Shares or other
Deposited
Securities, if
requested in
writing by the
Company, the
Depositary shall, as
soon as
practicable
thereafter, mail
to the Owners of
Receipts a
notice, the form of
which
notice shall be in
the sole
discretion of the
Depositary,
which shall contain
a such
information as is
contained
in such notice of
meeting
received by the
Depositary
from the Company, b
a
statement that the
Owners of
Receipts as of the
close of
business on a
specified
record date will be
entitled,
subject to any
applicable
provision of law and
of the
Memorandum and
Articles
of Association of
the
Company, to instruct
the
Depositary as to the
exercise
of the voting
rights, if any,
pertaining to the
amount of
Shares or other
Deposited
Securities
represented by
their respective
American
Depositary Shares
and c a
statement as to the
manner
in which such
instructions
may be given. Upon
the
written request of
an Owner
of a Receipt on such
record
date, received on or
before
the date established
by the
Depositary for such
purpose,
the Depositary shall
endeavor insofar as
practicable to vote
or cause
to be voted the
amount of
Shares or other
Deposited
Securities
represented by
such American
Depositary
Shares evidenced by
such
Receipt in
accordance with
the instructions set
forth in
such request. The
Depositary shall not
vote or
attempt to exercise
the right
to vote that
attaches to the
Shares or other
Deposited
Securities, other
than in
accordance with such
instructions.  There
can be
no assurance that
Owners
generally or any
Owner in
particular will
receive the
notice described in
the
preceding paragraph
sufficiently prior
to the
instruction date to
ensure
that the Depositary
will vote
the Shares or
Deposited
Securities in
accordance
with the provisions
set forth
in the preceding
paragraph.
17.	CHANGES
AFFECTING DEPOSITED
SECURITIES
In circumstances
where the
provisions of
Section 4.3 of
the Deposit
Agreement do
not apply, upon any
change
in nominal value,
change in
par value, split-up,
consolidation, or
any other
reclassification of
Deposited
Securities, or upon
any
recapitalization,
reorganization,
merger or
consolidation, or
sale of
assets affecting the
Company or to which
it is a
party, any
securities which
shall be received by
the
Depositary or a
Custodian in
exchange for or in
conversion of or in
respect
of Deposited
Securities shall
be treated as new
Deposited
Securities under the
Deposit
Agreement, and
American
Depositary Shares
shall
thenceforth
represent, in
addition to the
existing
Deposited
Securities, the
right to receive the
new
Deposited Securities
so
received in exchange
or
conversion, unless
additional Receipts
are
delivered pursuant
to the
following sentence.
In any
such case the
Depositary
may execute and
deliver
additional Receipts
as in the
case of a dividend
in Shares,
or call for the
surrender of
outstanding Receipts
to be
exchanged for new
Receipts
specifically
describing such
new Deposited
Securities.
18.	LIABILITY OF
THE COMPANY AND
DEPOSITARY
Neither the
Depositary nor
the Company nor any
of
their respective
directors,
employees, agents or
affiliates shall
incur any
liability to any
Owner or
Beneficial Owner of
any
Receipt, if by
reason of any
provision of any
present or
future law or
regulation of
the United States or
any
other country, or of
any
other governmental
or
regulatory
authority, or by
reason of any
provision,
present or future,
of the
Memorandum and
Articles
of Association of
the
Company, or by
reason of
any provision of any
securities issued or
distributed by the
Company,
or any offering or
distribution
thereof, or by
reason of any act of
God or
war or other
circumstances
beyond its control,
the
Depositary or the
Company
shall be prevented,
delayed
or forbidden from or
be
subject to any civil
or
criminal penalty on
account
of doing or
performing any
act or thing which
by the
terms of the Deposit
Agreement or
Deposited
Securities it is
provided shall
be done or performed
nor
shall the Depositary
or the
Company or any of
their
respective
directors,
employees, agents or
affiliates incur any
liability
to any Owner or
Beneficial
Owner of a Receipt
by
reason of any non-
performance or
delay,
caused as aforesaid,
in the
performance of any
act or
thing which by the
terms of
the Deposit
Agreement it is
provided shall or
may be
done or performed,
or by
reason of any
exercise of, or
failure to exercise,
any
discretion provided
for in
the Deposit
Agreement.
Where, by the terms
of a
distribution
pursuant to
Section 4,1, 4.2 or
4.3 of the
Deposit Agreement,
or an
offering or
distribution
pursuant to Section
4.4 of
the Deposit
Agreement, such
distribution or
offering may
not be made
available to
Owners of Receipts,
and the
Depositary may not
dispose
of such distribution
or
offering on behalf
of such
Owners and make the
net
proceeds available
to such
Owners, then the
Depositary
shall not make such
distribution or
offering, and
shall allow any
rights, if
applicable, to
lapse. Neither
the Company nor the
Depositary assumes
any
obligation or shall
be subject
to any liability
under the
Deposit Agreement to
Owners or Beneficial
Owners of Receipts,
except
that they agree to
perform
their obligations
specifically
set forth in the
Deposit
Agreement without
negligence or bad
faith. The
Depositary shall not
be
subject to any
liability with
respect to the
validity or
worth of the
Deposited
Securities. Neither
the
Depositary nor the
Company
shall be under any
obligation
to appear in,
prosecute or
defend any action,
suit, or
other proceeding in
respect
of any Deposited
Securities
or in respect of the
Receipts,
which in its opinion
may
involve it in
expense or
liability, unless
indemnity
satisfactory to it
against all
expense and
liability shall be
furnished as often
as may be
required, and the
Custodian
shall not be under
any
obligation
whatsoever with
respect to such
proceedings,
the responsibility
of the
Custodian being
solely to
the Depositary.
Neither the
Depositary nor the
Company
shall be liable for
any action
or nonaction by it
in reliance
upon the advice of
or
information from
legal
counsel,
accountants, any
person presenting
Shares for
deposit, any Owner
or
Beneficial Owner of
a
Receipt, or any
other person
believed by it in
good faith
to be competent to
give such
advice or
information. The
Depositary shall not
be
responsible for any
failure to
carry out any
instructions to
vote any of the
Deposited
Securities, or for
the manner
in which any such
vote is
cast or the effect
of any such
vote, provided that
any such
action or nonaction
is in
good faith. .The
Depositary
shall not be liable
for any
acts or omissions
made by a
successor depositary
whether in
connection with a
previous act or
omission of
the Depositary or in
connection with a
matter
arising wholly after
the
removal or
resignation of the
Depositary, provided
that in
connection with the
issue
out of which such
potential
liability arises,
the
Depositary performed
its
obligations without
negligence or bad
faith
while it acted as
Depositary.
The Company agrees
to
indemnify the
Depositary,
its directors,
employees,
agents and
affiliates and any
Custodian against,
and hold
each of them
harmless from,
any liability or
expense
including, but not
limited to,
the expenses of
counsel
which may arise out
of any
registration with
the
Commission of
Receipts,
American Depositary
Shares
or Deposited
Securities or
the offer or sale
thereof in
the United States or
out of
acts performed or
omitted,
in accordance with
the
provisions of the
Deposit
Agreement and of the
Receipts, as the
same may
be amended,
modified, or
supplemented from
time to
time, i by either
the
Depositary or a
Custodian or
their respective
directors,
employees, agents
and
affiliates, except
for any
liability or expense
arising
out of the
negligence or bad
faith of either of
them, or ii
by the Company or
any of
its directors,
employees,
agents and
affiliates. No
disclaimer of
liability under
the Securities Act
of 1933 is
intended by any
provision of
the Deposit
Agreement.
19.	RESIGNATION
AND REMOVAL OF THE
DEPOSITARY
APPOINTMENT OF
SUCCESSOR
CUSTODIAN
The Depositary may
at any
time resign as
Depositary
hereunder by written
notice
of its election so
to do
delivered to the
Company,
such resignation to
take
effect upon the
appointment
of a successor
depositary
and its acceptance
of such
appointment as
provided in
the Deposit
Agreement. The
Depositary may at
any time
be removed by the
Company
by 120 days prior
written
notice of such
removal, to
become effective
upon the
later of i the 120
day after
delivery of the
notice to the
Depositary and ii
the
appointment of a
successor
depositary and its
acceptance of such
appointment as
provided in
the Deposit
Agreement.
Whenever the
Depositary in
its discretion
determines that
it is in the best
interest of the
Owners of Receipts
to do so,
it may appoint a
substitute
or additional
custodian or
custodians.
20.	AMENDMENT
The form of the
Receipts
and any provisions
of the
Deposit Agreement
may at
any time and from
time to
time be amended by
agreement between
the
Company and the
Depositary without
the
consent of Owners or
Beneficial Owners of
Receipts in any
respect
which they may deem
necessary or
desirable. Any
amendment which
shall
impose or increase
any fees
or charges other
than taxes
and other
governmental
charges,
registration fees
and cable, telex or
facsimile
transmission costs,
delivery
costs or other such
expenses,
or which shall
otherwise
prejudice any
substantial
existing right of
Owners of
Receipts, shall,
however, not
become effective as
to
outstanding Receipts
until
the expiration of
thirty days
after notice of such
amendment shall have
been
given to the Owners
of
outstanding
Receipts. Every
Owner of a Receipt
at the
time any amendment
so
becomes effective
shall be
deemed, by
continuing to
hold such Receipt,
to
consent and agree to
such
amendment and to be
bound
by the Deposit
Agreement as
amended thereby. In
no
event shall any
amendment
impair the right of
the
Owner of any Receipt
to
surrender such
Receipt and
receive therefor the
Deposited Securities
represented thereby
except
in order to comply
with
mandatory provisions
of
applicable law.
21.	TERMINATION
OF DEPOSIT
AGREEMENT
The Depositary at
any time
at the direction of
the
Company, shall
terminate
the Deposit
Agreement by
mailing notice of
such
termination to the
Owners of
all Receipts then
outstanding
at least 90 days
prior to the
date fixed in such
notice for
such termination.
The
Depositary may
likewise
terminate the
Deposit
Agreement by mailing
notice of such
termination to
the Company and the
Owners of all
Receipts then
outstanding if at
any time 90
days shall have
expired after
the Depositary shall
have
delivered to the
Company a
written notice of
its election
to resign and a
successor
depositary shall not
have
been appointed and
accepted
its appointment as
provided
in the Deposit
Agreement.
On and after the
date of
termination, the
Owner of a
Receipt will, upon a
surrender of such
Receipt at
the Corporate Trust
Office
of the Depositary, b
payment of the fee
of the
Depositary for the
surrender
of Receipts referred
to in
Section 2.5 of the
Deposit
Agreement, and c
payment
of any applicable
taxes or
governmental
charges, be
entitled to
delivery, to him
or upon his order,
of the
amount of Deposited
Securities
represented by the
American Depositary
Shares
evidenced by such
Receipt.
If any Receipts
shall remain
outstanding after
the date of
termination, the
Depositary
thereafter shall
discontinue
the registration of
transfers
of Receipts, shall
suspend
the distribution of
dividends
to the Owners
thereof and
shall not give any
further
notices or perform
any
further acts under
the
Deposit Agreement,
except
that the Depositary
shall
continue to collect
dividends
and other
distributions
pertaining to
Deposited
Securities, shall
sell rights
and other property
as
provided in the
Deposit
Agreement, and shall
continue to deliver
Deposited
Securities,
together with any
dividends
or other
distributions
received with
respect thereto
and the net proceeds
of the
sale of any rights
or other
property, in
exchange for
Receipts surrendered
to the
Depositary after
deducting,
in each case, the
fee of the
Depositary for the
surrender
of a Receipt, any
expenses
for the account of
the Owner
of such Receipt in
accordance with the
terms
and conditions of
the
Deposit Agreement,
and any
applicable taxes or
governmental
charges. At
any time after the
expiration
of one year from the
date of
termination, the
Depositary
may sell the
Deposited
Securities then held
under
the Deposit
Agreement and
may thereafter hold
uninvested the net
proceeds
of any such sale,
together
with any other cash
then
held by it
thereunder,
unsegregated and
without
liability for
interest, for the
pro rata benefit of
the
Owners of Receipts
which
have not theretofore
been
surrendered, such
Owners
thereupon becoming
general
creditors of the
Depositary
with respect to such
net
proceeds. After
making such
sale, the Depositary
shall be
discharged from all
obligations under
the
Deposit Agreement,
except
to account for such
net
proceeds and other
cash
after deducting, in
each case,
the fee of the
Depositary for
the surrender of a
Receipt,
any expenses for the
account
of the Owner of such
Receipt in
accordance with
the terms and
conditions of
the Deposit
Agreement, and
any applicable taxes
or
governmental
charges. Upon
the termination of
the
Deposit Agreement,
the
Company shall be
discharged from.all
obligations under
the
Deposit Agreement
except
for its obligations
to the
Depositary with
respect to
indemnification,
charges,
and expenses.
22.	ARBITRATION,
SUBMISSION TO
JURISDICTION WAIVER
OF IMMUNITIES
The Deposit
Agreement
provides that any
controversy, claim
or cause
of action brought by
any
party to the Deposit
Agreement against
the
Company arising out
of or
relating to the
Shares or
other Deposited
Securities,
the American
Depositary
Shares, the Receipts
or the
Deposit Agreement,
or the
breach thereof,
shall be
settled by
arbitration in
accordance with the
International
Arbitration
Rules of the
American
Arbitration
Association, and
that judgment upon
the
award rendered by
the
arbitrators may be
entered in
any court having
jurisdiction
thereof provided,
however,
that in the event of
any
third-party
litigation to
which the Depositary
is a
party and to which
the
Company may properly
be
joined, the Company
may be
so joined in any
court in
which such
litigation is
proceeding and
provided,
further, that any
such
controversy, claim,
cause of
action, or other
dispute
brought by a party
to the
Deposit Agreement
against
the Company relating
to or
based upon the
provisions of
the Federal
securities laws
of the United States
or the
rules and
regulations
promulgated
thereunder
may, but need not,
be
submitted to
arbitration as
provided in the
Deposit
Agreement. The
Deposit
Agreement further
provides
that any
controversy, claim
or cause of action
arising out
of or relating to
the Shares
or other Deposited
Securities, the
American
Depositary Shares,
the
Receipts or the
Deposit
Agreement not
subject to
arbitration under
the Deposit
Agreement shall be
litigated
in the Federal and
state
courts in the
Borough of
Manhattan, The City
of New
York and the Company
hereby submits to
the
personal
jurisdiction of the
court in which such
action
or proceeding is
brought.
In the Deposit
Agreement,
the Company has i
appointed CT
Corporation
System, 111 Eighth
Avenue,
13th Floor, New
York, NY
10011, in the State
of New
York, as the
Companys
authorized agent
upon which
process may be
served in
any suit or
proceeding
arising out of or
relating to
the Shares or
Deposited
Securities, the
American
Depositary Shares,
the
Receipts or the
Deposit
Agreement, ii
consented and
submitted to the
jurisdiction
of any state or
federal court
in the State of New
York in
which any such suit
or
proceeding may be
instituted, and iii
agreed that
service of process
upon said
authorized agent
shall be
deemed in every
respect
effective service of
process
upon the Company in
any
such suit or
proceeding.
To the extent that
the
Company or any of
its
properties, assets
or
revenues may have or
hereafter become
entitled to,
or have attributed
to it, any
right of immunity,
on the
grounds of
sovereignty or
otherwise, from any
legal
action, suit or
proceeding,
from the giving of
any relief
in any respect
thereof, from
setoff or
counterclaim, from
the jurisdiction of
any court,
from service of
process,
from attachment upon
or
prior to judgment,
from
attachment in aid of
execution or
judgment, or
other legal process
or
proceeding for the
giving of
any relief or for
the
enforcement of any
judgment, in any
jurisdiction
in which proceedings
may at
any time be
commenced,
with respect to its
obligations,
liabilities or any
other matter under
or arising
out of or in
connection with
the Shares or
Deposited
Securities, the
American
Depositary Shares,
the
Receipts or the
Deposit
Agreement, the
Company, to
the fullest extent
permitted
by law, hereby
irrevocably
and unconditionally
waives,
and agrees not to
plead or
claim, any such
immunity
and consents to such
relief
and enforcement.
23.	DISCLOSURE
OF INTERESTS
The Company may from
time to time request
Owners
to provide
information a as
to the capacity in
which
such Owners own or
owned
American Depositary
Shares, b regarding
the
identity of any
other persons
then or previously
interested
in such American
Depositary Shares
and c the
nature of such
interest and
various other
matters. Each
Owner agrees to
provide any
information
requested by the
Company or the
Depositary
pursuant to Section
3.4 of
the Deposit
Agreement.
The Depositary
agrees to use
reasonable efforts
to comply
with written
instructions
received from the
Company
requesting that the
Depositary forward
any such
requests to the
Owners and
to forward to the
Company
any responses to
such
requests received by
the
Depositary, The
Depositary
further agrees that
it shall
use its reasonable
efforts to
cooperate with the
Company, to the
extent
permitted under
applicable
law, in enforcing
the
provisions of the
Hong
Kong Securities
Disclosure
of Interests
Ordinance and
any other
legislation or
regulations of Hong
Kong
from time to time
..relating to
disclosure of
interests,
including sanctions
that the
Company may invoke
in the
event an Owner fails
to
provide certain
requested
information
concerning
interests in
Receipts or
Deposited
Securities. Such
sanctions may
include
limitations on the
transfer of
such Deposited
Securities.
An Owner also may
have a
duty under the Hong
Kong
Securities
Disclosure of
Interests Ordinance
to notify
the Company if such
Owner
becomes aware that
its
interest which term
is
broadly defined
under such
Ordinance in
Deposited
Securities evidenced
by
Receipts together
with any
other interests of
such
Owner in Deposited
Securities is the
equivalent
of 10 or more of the
issued.
share capital of the
Company. Under the
Hong
Kong Securities
Disclosure
of Interests
Ordinance such
Owner may be
required to
further notify the
Company
in the event such
Owners
interest changes by
such
percentage as would
cross a
whole percentage
point or
such Owner ceases to
have
an interest in 10 or
more of
the securities of
the
Company. The
Depositary is
advised that under
the Hong
Kong Securities
Disclosure
of Interests
Ordinance as
currently in effect,
the
change of a whole
percentage point is
calculated by
rounding
down the percentage
to the
nearest whole
number. Thus,
for example, if an
interest
increased from 10.9
to 11.1,
the Depositary is
advised
that there may be a
duty to
give notice of the
change,
but not if it were
an increase
from 11.1 to 11.9.
24.	TAKEOVERS
Each Owner agrees
that in
relation to the
acquisition of
beneficial ownership
or
control of Shares
including
Shares represented
by
American Depositary
Shares, the Owner
shall
have regard to and
shall
comply with the Code
on
Takeovers and
Mergers
issued by the
Securities and
Futures Commission
of
Hong Kong as such
code
may be amended and
supplemented from
time to
time and agrees to
comply
with such other
laws,
regulations and
codes of
practice applicable
to the
acquisition of
beneficial
ownership or control
of
Shares in Hong Kong
whether or not such
may be
enforceable against
such
Owner.
25.	OWNERSHIP
RESTRICTIONS
The Company may
restrict
transfers of the
Shares where
such transfer might
result in
ownership of Shares
exceeding the
prescribed
limits under
applicable law
or the Companys
Memorandum and
Articles
of Association. The
Company may also
restrict,
in such manner as it
deems
reasonably
appropriate,
transfers of the
American
Depositary Shares
where
such transfer may
result in
the total number of
Shares
represented by the
American
Depositary Shares
beneficially owned
by an
Owner or Beneficial
Owner
to exceed the
prescribed
limits under any
applicable
law or the Companys
Memorandum and
Articles
of Association. The
Company may, in its
sole
discretion, instruct
the
Depositary to take
reasonable steps
with
respect to the
ownership
interest of any
Owner or
Beneficial Owner in
excess
of the limitation
set forth in
the preceding
sentence,
including but not
limited to
a mandatory sale or
disposition on
behalf of an
Owner or Beneficial
Owner
of the Shares
represented by
the American
Depositary
Shares held by such
an
Owner or Beneficial
Owner
in excess of such
limitations,
if and to the extent
such
disposition is
reasonably
practicable and
permitted by
applicable law.